UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:         6/30/11

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2011

Lazard Retirement Series Semi-Annual Report

U.S. Equity

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity

   Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	Investment Overviews
6	Performance Overviews
10	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Retirement U.S. Strategic Equity Portfolio
14	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
16	Lazard Retirement International Equity Portfolio
18	Lazard Retirement Emerging Markets Equity Portfolio
20	Notes to Portfolios of Investments
22	Statements of Assets and Liabilities
23	Statements of Operations
24	Statements of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
35	Board of Directors and Officers Information
38	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund“), you may obtain a prospectus or summary prospectus, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus or summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report 1

Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities
In the first quarter of 2011, the U.S. market posted robust returns. During this time, the market was confronted with escalating political turmoil in the Middle East and North Africa, as well as the devastating earthquake and nuclear crisis in Japan. Although headlines were largely dominated by international events, the U.S. market did enjoy a strong earnings season as well as increased share repurchase and merger activity. Investors were further heartened by improving economic indicators such as manufacturing and jobs data, as well as housing starts.

During the second quarter of the year, the market was much less buoyant, as the market experienced elevated levels of macroeconomic uncertainty. Worries about Greece’s additional fiscal package and the country’s parliament vote shadowed the market until the last week of June when a resolution was reached. Investors were also concerned that the Chinese economy, responsible for much of global growth, may be slowing rapidly.

On the domestic front, a string of negative readings on housing, employment, and manufacturing led investors to question whether growth expectations for the U.S. economy were too high. Cyclical sectors such as energy and industrials performed well in the beginning of 2011, while traditionally defensive sectors such as health care, utilities, and consumer staples showed leadership in the latter part of the semiannual period.

International Equities: Sovereign debt concerns, front and center
A number of positive and negative factors contributed to a volatile first half of 2011 but the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (the EAFE Index) ended the period with a return of 5.0%. Positive factors included strong corporate earnings, low developed-world interest rates and abundant liquidity. Negative factors centered around sovereign debt concerns, softening economic growth, the Japanese earthquake and its aftermath, and Middle East and North African turmoil.

Sovereign debt concerns were once again front and center in investors’ minds as Greece faced internal protests over the austerity measures required to receive the next tranche in foreign assistance. Meanwhile, the unrest in the Middle

East and North Africa continued with Syria cracking down violently on protests. European markets performed well, despite contagion concerns from the sovereign crisis. Germany contributed to the strong performance, as the nation continued to benefit from exports and low unemployment that began to spur domestic consumer spending. In Asia, markets declined on inflation concerns in the first quarter and subsequently on concerns over slowing growth prospects following weaker manufacturing numbers from China and continuing inflation fears in the region. Japan declined year-to-date as of June 30, 2011 as the market sold off in the first quarter following the earthquake. Emerging markets have underperformed developed markets year-to-date as of June 30, 2011 on the aforementioned tensions in the Middle East and North Africa and the slowing growth and inflation concerns.

Sector leadership was mixed with a defensive bias, as health care, telecommunication services, and consumer staples, three traditionally defensive sectors, were joined by energy, a traditionally cyclical sector, to lead markets higher. Among the worst performers were the materials and financials sectors. The materials sector declined, driven by falling commodity prices in the second quarter, while financials declined on sovereign debt concerns and rising regulatory capital requirements.

In currency markets, the U.S. dollar weakened relative to most major currencies. The euro gained on the dollar as investors reacted positively to European Central Bank interest rate policy, which signaled a widening yield differential between the U.S. dollar and the euro.

Emerging Markets Equities: A challenging first half of the year
Share prices managed only slight gains across the developing world for the six months ending June 30, 2011. Following two years of a powerful rebound, in which investors felt comfortable adding to their holdings based upon the higher economic growth prospects, the environment suddenly changed. The strong demand had created inflationary pressures which appeared to frighten investors from the asset class in the beginning of the year. In addition, uprisings in several Middle Eastern countries, concerns over the servicing of Portuguese and Greek debt, and worries over Chinese growth, and therefore overall global economic activity, all led to underperformance of emerging

2 Semi-Annual Report

markets compared to developed markets. The MSCI Emerging Markets Index (the EM Index) gained just 0.88% over the six-month period, with shares in Eastern Europe and Asia rising, while Latin America underperformed.

South Korean shares, in particular automobile and electronics stocks appeared to benefit from competitive opportunities following the Japanese earthquake. Indonesian equities continued to record decent returns as the economy continued to grow impressively. Malaysian stocks also rallied, helped by impressive economic performance. Worries about the current slowdown in Chinese economic activity resulted in relative underperformance in Chinese equities compared to the EM Index. However, high inflation and government scandals had an adverse effect on Indian shares. Taiwanese stocks, following a strong period, suffered from a collapse in technology in the second quarter.

Large Latin American markets witnessed weakness over the six months ended June 30, 2011. Colombian shares were the best performers, helped by strong copper and agricultural commodity prices. Peruvian shares were the weakest market by some distance, spurred by presidential candidate Ollanta Humala’s victory in Peru’s presidential election. Argentinean shares were also weak, hurt by concerns over corporate issues and political uncertainty. Mexican shares were relatively lackluster, despite better economic performance by its dominant trading partner, the United States.

Mixed performance was registered across most of Eastern Europe, the Middle East, and Africa. Share prices rose in Poland, Hungary, and the Czech Republic as Portugal and Greece successfully refinanced their debts and investor concerns over the euro appeared to diminish. Share prices rose sharply in Russia as crude oil prices moved decisively higher. Elsewhere, markets were weaker in Turkey and South Africa, undermined by general risk aversion in the former and weaker precious metals prices in the latter. Egyptian shares fell significantly, likely a result of investors’ impatience over potential election schedules and action against former President Hosni Mubarak.

The information technology, health care, and industrials sectors underperformed the EM Index. The consumer discretionary, consumer staples, and utilities sectors outperformed the EM Index.

Lazard Retirement U.S. Strategic Equity Portfolio
For the six months ended June 30, 2011, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 5.56%, as compared with the 6.02% return for the S&P 500® Index.

Stock selection and an underweight position in the financials sector contributed to performance. Shares of NYSE Euronext, one of the world’s largest equities and derivatives exchanges, climbed on the news that it agreed to be acquired by German exchange operator Deutsche Borse. We exited the position as a result of this activity. Stock selection in the consumer discretionary sector also helped returns. Shares of Comcast rose as the cable and media company continued to execute well. The company provided better customer service, experienced growth of high speed internet, digital video and voice subscribers, and its profitability per user continued to increase.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of Molson Coors Brewing fell as beer volumes were weaker-than-expected. Additionally, the stock faced continued uncertainty about its capital deployment. Stock selection in the information technology sector also hurt returns. Shares of Lender Processing Services, a technology services provider to the mortgage industry, declined as weak mortgage volume combined with the mortgage industry’s legal and regulatory overhang.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
For the six months ended June 30, 2011, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 5.71%, as compared with the 8.06% return for the Russell 2500® Index.

Stock selection in the health care and consumer discretionary sectors detracted from the Portfolio’s relative returns, while selection in the energy and financials sectors helped performance. Pain Therapeutics, a pain management drug developer, hurt performance in the health care sector after the U.S. Food and Drug Administration in June delayed approval for the company’s painkiller, Remoxy. The position was sold following this news. VCA Antech, an operator of veterinary hospitals and laboratories, also underperformed within the sector.

Semi-Annual Report 3

In the consumer discretionary sector, Liz Claiborne, a designer of branded women’s and men’s apparel, detracted from performance. The company warned early in January that its earnings would miss consensus expectations, which led to a drop in its share price. The position in Liz Claiborne was subsequently sold from the Portfolio. Newell Rubbermaid, a manufacturer of branded consumer products; American Eagle Outfitters, a casual apparel retailer; and Brown Shoe, an operator of retail shoe stores, each declined on earnings that fell short of expectations.

Helmerich & Payne, a provider of contract drilling of oil and gas wells, helped performance in the energy sector after it announced stronger-than-expected earnings along with new contracts during the period. Key Energy Services, a provider of onshore, rig-based well services, announced better-than-expected guidance in April, which helped to lift the company’s share price. Complete Production Services, which provides oil and natural gas production servicing, also rose sharply following a strong earnings announcement.

In the financials sector, NYSE Euronext, which operates an international stock exchange, also helped performance. The company was an acquisition target, pursued by Deutsche Boerse, a German exchange operator, and by two U.S. exchange operators. The bids for NYSE Euronext caused its share price to rise significantly over the period. The position was sold, as it had fulfilled our valuation expectations.

Lazard Retirement International Equity Portfolio
For the six months ended June 30, 2011, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 6.42%, as compared with the 4.98% return for the EAFE Index.

Among the drivers of positive stock selection were the financials and consumer discretionary sectors as well as Continental Europe and Japan. Daito Trust Construction stands out within financials and Japan for its continued strong performance in the aftermath of the earthquake. The company has limited exposure to the negative effects of the crisis and may even benefit from increased housing demand. Japanese consumer discretionary companies Yamada Denki and Don Quijote also performed well as both saw encouraging sales despite the crisis in the country. Continental European consumer discretionary stocks BMW and Valeo continued to see resilient demand and margin growth.

In contrast, the Portfolio was negatively impacted by an overweight to, and stock selection in, the information technology sector and by exposure to emerging markets. In the information technology sector, an overweight to a lagging sector was a drag on performance. An overweight to underperforming emerging markets hurt portfolio performance in the six months ended June 30, 2011 as did some stock specific performance in Samsung Electronics and Turkiye Garanti Bankasi.

Lazard Retirement Emerging Markets Equity Portfolio
For the six months ended June 30, 2011, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -0.39%, while Service Shares posted a total return of -0.51%, as compared with the 0.88% return for the EM Index.

In the first half of the year, the Portfolio was helped by rising share prices in Cielo and Redecard, both credit card processors in Brazil, which recovered on expectations of rational pricing and strong volumes. First Quantum Minerals, a metals and mining company with operations primarily in Zambia, performed well due to strong copper prices and upgraded reserve estimates. Finally, stock selection within the information technology sector added value.

In contrast, stock selection within the telecom services sector detracted from the Portfolio’s performance. Notably, Turkcell, a Turkish telecommunications company, was weak due to margin pressure from increased competition. In addition, MediaTek, a Taiwanese developer, manufacturer and distributor of multimedia integrated circuits, disappointed investors with their margin guidance due to pricing pressure on their 2G handsets. Commercial International Bank in Egypt experienced declines due to social unrest there.

4 Semi-Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”),or State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Semi-Annual Report 5

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Service Shares	30.77%	2.08%	2.34%

S&P 500 Index	30.69%	2.94%	2.72%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

6 Semi-Annual Report

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Service Shares	34.11%	5.15%	6.97%

Russell 2500 Index	39.28%	5.20%	7.40%

Russell 2000/2500 Linked Index	39.28%	4.73%	6.60%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods after May 31, 2009. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

Semi-Annual Report 7

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Service Shares	30.10%	1.62%	4.20%

MSCI EAFE Index	30.36%	1.48%	5.66%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

8 Semi-Annual Report

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Retirement Emerging Markets Equity Portfolio**	26.40%	12.03%	17.13%	26.75%	12.32%	9.34%

MSCI EM Index	27.80%	11.42%	16.20%	27.80%	11.42%	8.25%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Semi-Annual Report 9

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2011 through June 30, 2011 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

Portfolio	1/1/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$1,055.60	$5.10	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$1,057.10	$5.91	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$5.80	1.16%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,064.20	$5.70	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.27	$5.58	1.11%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$994.90	$7.07	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Investor Shares
Actual	$1,000.00	$996.10	$5.84	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.94	$5.91	1.18%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

10 Semi-Annual Report

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2011 (unaudited)

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	12.0%	15.7%	13.8%	5.4%
Consumer Staples	13.9	3.9	10.2	11.7
Energy	12.5	7.6	8.6	5.5
Financials	11.7	16.1	22.9	21.9
Health Care	12.0	8.0	9.4	—
Industrials	11.1	15.4	8.2	8.5
Information Technology	18.0	18.3	9.4	16.0
Materials	6.3	7.5	7.5	16.0
Telecommunication Services	—	—	5.1	9.0
Utilities	—	2.6	0.9	2.2
Short-Term Investments	2.5	4.9	4.0	3.8

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report 11

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2011 (unaudited)

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks | 97.0%

Aerospace & Defense | 2.2%
Raytheon Co.	3,060	$152,541

Agriculture | 1.1%
Monsanto Co.	1,040	75,442

Alcohol & Tobacco | 2.0%
Molson Coors Brewing Co., Class B	2,985	133,549

Automotive | 1.3%
Lear Corp.	1,690	90,381

Banking | 5.4%
Bank of America Corp.	5,715	62,636
BB&T Corp.	1,655	44,420
JPMorgan Chase & Co.	3,440	140,834
Wells Fargo & Co.	4,340	121,780

		369,670

Cable Television | 4.1%
Comcast Corp., Class A	11,455	277,555

Chemicals | 1.0%
The Dow Chemical Co.	1,890	68,040

Commercial Services | 2.8%
Apollo Group, Inc., Class A (a)	950	41,496
Corrections Corp. of America (a)	4,705	101,863
Lender Processing Services, Inc.	2,175	45,479

		188,838

Computer Software | 4.8%
Microsoft Corp.	5,490	142,740
Oracle Corp.	5,570	183,309

		326,049

Consumer Products | 3.1%
Energizer Holdings, Inc. (a)	995	71,998
Newell Rubbermaid, Inc.	2,290	36,136
Stanley Black & Decker, Inc.	435	31,342
The Procter & Gamble Co.	1,075	68,338

		207,814

Description	Shares	Value

Energy Exploration & Production | 3.2%
Apache Corp.	534	$65,890
Devon Energy Corp.	830	65,413
EQT Corp.	1,635	85,870

		217,173

Energy Integrated | 7.9%
Chevron Corp.	1,100	113,124
ConocoPhillips	4,475	336,475
CONSOL Energy, Inc.	1,745	84,598

		534,197

Energy Services | 1.4%
Halliburton Co.	730	37,230
Noble Corp.	1,490	58,721

		95,951

Financial Services | 3.7%
Ameriprise Financial, Inc.	1,690	97,479
Janus Capital Group, Inc.	100	944
Morgan Stanley	3,645	83,871
State Street Corp.	1,510	68,086

		250,380

Food & Beverages | 2.3%
General Mills, Inc.	1,830	68,113
Sysco Corp.	2,730	85,121

		153,234

Insurance | 2.6%
American International Group, Inc. (a)	700	20,524
Prudential Financial, Inc.	1,115	70,903
The Travelers Cos., Inc.	1,470	85,818

		177,245

Leisure & Entertainment | 1.3%
Darden Restaurants, Inc.	1,005	50,009
Viacom, Inc., Class B	760	38,760

		88,769

Manufacturing | 5.5%
Dover Corp.	1,035	70,173
Emerson Electric Co.	885	49,781
Honeywell International, Inc.	1,990	118,584
Illinois Tool Works, Inc.	1,630	92,079
Northrop Grumman Corp.	650	45,077

		375,694

Medical Products | 2.2%
Baxter International, Inc.	1,315	78,492
Medtronic, Inc.	1,865	71,859

		150,351

Metal & Glass Containers | 1.9%
Ball Corp.	3,390	130,379

The accompanying notes are an integral part of these financial statements.

12 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Metals & Mining | 2.2%
Newmont Mining Corp.	1,385	$74,748
Nucor Corp.	1,890	77,906

		152,654

Pharmaceutical & Biotechnology | 9.8%
Amgen, Inc. (a)	1,475	86,066
Gilead Sciences, Inc. (a)	2,075	85,926
Johnson & Johnson	1,100	73,172
Merck & Co., Inc.	2,054	72,486
Pfizer, Inc.	16,865	347,419

		665,069

Retail | 11.2%
AutoZone, Inc. (a)	346	102,018
Lowe’s Cos., Inc.	3,200	74,592
The Gap, Inc.	3,640	65,884
Wal-Mart Stores, Inc.	4,895	260,120
Walgreen Co.	6,090	258,582

		761,196

Semiconductor & Components | 4.1%
Intel Corp.	8,740	193,679
Texas Instruments, Inc.	2,540	83,388

		277,067

Technology | 2.6%
AOL, Inc. (a)	1,770	35,152
eBay, Inc. (a)	2,005	64,702
Google, Inc., Class A (a)	145	73,425

		173,279

Description	Shares	Value

Technology Hardware | 6.0%
Cisco Systems, Inc.	5,320	$83,045
EMC Corp. (a)	2,255	62,125
International Business Machines Corp.	1,485	254,752
Lexmark International, Inc., Class A (a)	200	5,852

		405,774

Transportation | 1.3%
Norfolk Southern Corp.	1,220	91,415

Total Common Stocks
(Identified cost $5,629,086)		6,589,706

Preferred Stock | 0.6%

Automotive | 0.6%
Better Place, Inc., Series B
(Identified cost $31,701)	10,567	38,754

Short-Term Investment | 2.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $170,880)	170,880	170,880

Total Investments | 100.1%
(Identified cost $5,831,667) (b)		$6,799,340

Liabilities in Excess of Cash and
Other Assets | (0.1)%		(8,092)

Net Assets | 100.0%		$6,791,248

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 13

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 80.5%

Automotive | 1.8%
Modine Manufacturing Co. (a)	102,770	$1,579,575
Tenneco, Inc. (a)	39,750	1,751,782

		3,331,357

Banking | 5.0%
City National Corp.	24,563	1,332,543
Comerica, Inc.	44,300	1,531,451
East West Bancorp, Inc.	25,600	517,376
Fulton Financial Corp.	141,800	1,518,678
PacWest Bancorp	122,150	2,512,626
Wintrust Financial Corp.	55,480	1,785,346

		9,198,020

Chemicals | 2.2%
Rockwood Holdings, Inc. (a)	37,830	2,091,621
Solutia, Inc. (a)	86,800	1,983,380

		4,075,001

Commercial Services | 3.0%
American Reprographics Co. (a)	173,300	1,225,231
Equifax, Inc.	54,300	1,885,296
Lender Processing Services, Inc.	30,000	627,300
Team, Inc. (a)	78,000	1,882,140

		5,619,967

Computer Software | 4.3%
BMC Software, Inc. (a)	32,200	1,761,340
Digital River, Inc. (a)	48,200	1,550,112
Quest Software, Inc. (a)	97,600	2,218,448
Red Hat, Inc. (a)	51,450	2,361,555

		7,891,455

Construction & Engineering | 2.1%
Orion Marine Group, Inc. (a)	177,300	1,668,393
Quanta Services, Inc. (a)	111,700	2,256,340

		3,924,733

Consumer Products | 6.9%
Central Garden & Pet Co., Class A (a)	222,862	2,262,049
Energizer Holdings, Inc. (a)	36,600	2,648,376
Matthews International Corp., Class A	43,380	1,741,707
Newell Rubbermaid, Inc.	98,300	1,551,174
Tempur-Pedic International, Inc. (a)	20,490	1,389,632
The Middleby Corp. (a)	16,900	1,589,276
WMS Industries, Inc. (a)	54,400	1,671,168

		12,853,382

Description	Shares	Value

Energy Integrated | 2.0%
Cimarex Energy Co.	21,110	$1,898,211
James River Coal Co. (a)	87,450	1,820,709

		3,718,920

Energy Services | 4.5%
Complete Production Services, Inc. (a)	64,700	2,158,392
Helmerich & Payne, Inc.	38,590	2,551,571
Key Energy Services, Inc. (a)	109,900	1,978,200
Oceaneering International, Inc.	40,240	1,629,720

		8,317,883

Financial Services | 0.8%
Stifel Financial Corp. (a)	43,450	1,558,117

Food & Beverages | 0.7%
Ralcorp Holdings, Inc. (a)	14,150	1,225,107

Forest & Paper Products | 2.4%
Rock-Tenn Co., Class A	27,400	1,817,716
Schweitzer-Mauduit International, Inc.	45,200	2,537,980

		4,355,696

Gas Utilities | 2.2%
New Jersey Resources Corp.	58,300	2,600,763
The Laclede Group, Inc.	38,400	1,452,672

		4,053,435

Health Services | 2.7%
HealthSouth Corp. (a)	100,800	2,646,000
VCA Antech, Inc. (a)	108,000	2,289,600

		4,935,600

Housing | 1.5%
Owens Corning, Inc. (a)	35,500	1,325,925
Trex Co., Inc. (a)	58,585	1,434,161

		2,760,086

Insurance | 2.2%
Arch Capital Group, Ltd. (a)	51,500	1,643,880
Aspen Insurance Holdings, Ltd.	95,300	2,452,069

		4,095,949

Leisure & Entertainment | 3.3%
Bally Technologies, Inc. (a)	60,600	2,465,208
Darden Restaurants, Inc.	31,390	1,561,967
Texas Roadhouse, Inc.	119,810	2,100,868

		6,128,043

The accompanying notes are an integral part of these financial statements.

14 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 6.4%
Altra Holdings, Inc. (a)	53,330	$1,279,387
BE Aerospace, Inc. (a)	62,200	2,538,382
FLIR Systems, Inc.	56,840	1,916,076
Harsco Corp.	75,700	2,467,820
Regal-Beloit Corp.	25,460	1,699,964
TriMas Corp. (a)	79,000	1,955,250

		11,856,879

Medical Products | 2.4%
CareFusion Corp. (a)	67,340	1,829,628
Haemonetics Corp. (a)	15,340	987,436
Life Technologies Corp. (a)	30,200	1,572,514

		4,389,578

Metals & Mining | 1.8%
Horsehead Holding Corp. (a)	103,300	1,375,956
Steel Dynamics, Inc.	120,800	1,963,000

		3,338,956

Pharmaceutical & Biotechnology | 1.7%
Medicis Pharmaceutical Corp., Class A	42,400	1,618,408
Warner Chilcott PLC, Class A	66,430	1,602,956

		3,221,364

Real Estate | 5.7%
Duke Realty Corp.	138,400	1,938,984
Kilroy Realty Corp. REIT	57,450	2,268,700
LaSalle Hotel Properties REIT	75,900	1,999,206
Regency Centers Corp. REIT	42,000	1,846,740
The Macerich Co. REIT	45,622	2,440,777

		10,494,407

Retail | 4.3%
American Eagle Outfitters, Inc.	131,920	1,681,980
ANN, Inc. (a)	44,600	1,164,060
Brown Shoe Co., Inc.	174,200	1,855,230
Iconix Brand Group, Inc. (a)	79,720	1,929,224
Williams-Sonoma, Inc.	37,100	1,353,779

		7,984,273

Semiconductor & Components | 3.8%
Entropic Communications, Inc. (a)	153,900	1,368,171
FARO Technologies, Inc. (a)	28,900	1,265,820
ON Semiconductor Corp. (a)	193,600	2,026,992
Xilinx, Inc.	64,300	2,345,021

		7,006,004

Description	Shares	Value

Technology | 1.8%
AOL, Inc. (a)	39,200	$778,512
SS&C Technologies Holdings, Inc. (a)	128,700	2,557,269

		3,335,781

Technology Hardware | 3.2%
NCR Corp. (a)	56,800	1,072,952
Polycom, Inc. (a)	37,400	2,404,820
Teradyne, Inc. (a)	170,400	2,521,920

		5,999,692

Transportation | 1.8%
Echo Global Logistics, Inc. (a)	120,660	2,141,715
UTi Worldwide, Inc.	56,626	1,114,966

		3,256,681

Total Common Stocks
(Identified cost $126,985,444)		148,926,366

Preferred Stock | 0.5%

Automotive | 0.5%
Better Place, Inc., Series B
(Identified cost $864,900)	288,300	1,057,340

Short-Term Investment | 4.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $7,730,282)	7,730,282	7,730,282

Total Investments | 85.2%
(Identified cost $135,580,626) (b)		$157,713,988

Cash and Other Assets in
Excess of Liabilities | 14.8%		27,331,678

Net Assets | 100.0%		$185,045,666

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 15

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 99.3%

Australia | 3.8%
James Hardie Industries SE (a)	796,650	$5,007,062
QBE Insurance Group, Ltd.	243,900	4,512,515
Telstra Corp., Ltd.	3,406,000	10,557,479

		20,077,056

Belgium | 2.6%
Anheuser-Busch InBev NV	236,500	13,718,416

Brazil | 3.4%
Banco do Brasil SA	404,742	7,261,574
Cielo SA	286,260	7,153,520
MRV Engenharia e Participacoes SA	433,900	3,603,206

		18,018,300

Canada | 1.9%
Potash Corp. of Saskatchewan, Inc.	91,000	5,197,034
Rogers Communications, Inc., Class B	123,100	4,874,477

		10,071,511

China | 0.9%
Weichai Power Co., Ltd., Class H	837,000	4,888,604

Finland | 1.1%
Sampo Oyj, A Shares	177,300	5,725,874

France | 11.8%
BNP Paribas SA	130,380	10,064,223
Danone SA	124,570	9,294,193
Sanofi SA	187,580	15,080,737
Technip SA	68,620	7,356,720
Total SA	183,872	10,633,680
Valeo SA	155,900	10,643,768

		63,073,321

Germany | 6.7%
Bayerische Motoren Werke AG	118,370	11,811,527
Merck KGaA	51,800	5,629,324
SAP AG	99,000	5,993,831
Siemens AG	90,738	12,460,974

		35,895,656

Hong Kong | 1.1%
AIA Group, Ltd.	1,737,600	6,028,914

Description	Shares	Value

Ireland | 0.2%
Ryanair Holdings PLC Sponsored ADR	39,300	$1,153,062

Italy | 1.4%
Atlantia SpA	346,642	7,379,383

Japan | 19.8%
Asics Corp.	245,960	3,657,091
Canon, Inc.	215,500	10,198,808
Daito Trust Construction Co., Ltd.	154,500	13,069,312
Don Quijote Co., Ltd.	230,600	8,000,320
eAccess, Ltd.	6,411	2,866,853
Honda Motor Co., Ltd.	230,500	8,832,899
JS Group Corp.	375,500	9,645,786
JX Holdings, Inc.	762,200	5,103,109
Keyence Corp.	17,100	4,830,184
Mitsubishi Corp.	199,200	4,948,761
Mitsubishi Estate Co., Ltd.	353,000	6,165,058
Sumitomo Mitsui Financial Group, Inc.	208,000	6,376,548
Yahoo Japan Corp.	24,223	8,304,513
Yamada Denki Co., Ltd.	165,530	13,426,631

		105,425,873

Netherlands | 2.0%
ING Groep NV (a)	881,130	10,846,993

New Zealand | 1.3%
Telecom Corp. of New Zealand, Ltd.	3,500,900	7,120,715

Norway | 0.8%
Aker Solutions ASA	217,740	4,358,715

Russia | 1.6%
Sberbank	2,286,100	8,412,848

South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR (c)	14,400	5,581,440

Spain | 1.3%
Amadeus IT Holding SA, A Shares	342,600	7,109,512

Sweden | 2.2%
Assa Abloy AB, Class B	169,800	4,563,650
Swedbank AB, A Shares	414,000	6,957,598

		11,521,248

The accompanying notes are an integral part of these financial statements.

16 Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Switzerland | 5.8%
Julius Baer Group, Ltd.	114,800	$4,742,199
Novartis AG	282,700	17,316,741
UBS AG (a)	490,360	8,941,087

		31,000,027

Turkey | 0.8%
Turkiye Garanti Bankasi AS ADR	864,500	3,976,700

United Kingdom | 27.7%
BG Group PLC	162,100	3,678,698
BHP Billiton PLC	325,300	12,801,660
British American Tobacco PLC	223,640	9,802,412
Diageo PLC	286,810	5,859,823
GlaxoSmithKline PLC	652,100	13,961,491
Informa PLC	1,313,184	9,106,922
International Power PLC	920,000	4,750,077
Prudential PLC	1,114,530	12,879,115
Rexam PLC	1,239,689	7,616,342
Royal Dutch Shell PLC, A Shares	333,100	11,857,631
Standard Chartered PLC	394,220	10,363,688

Description	Shares	Value

United Kingdom (concluded)
Tullow Oil PLC	209,130	$4,161,978
Unilever PLC	337,600	10,869,139
Vodafone Group PLC	2,029,941	5,385,401
Wm Morrison Supermarkets PLC	1,438,600	6,873,543
WPP PLC	533,600	6,679,934
Xstrata PLC	496,300	10,924,507

		147,572,361

Total Common Stocks
(Identified cost $449,407,746)		528,956,529

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund (Identified cost $22,015,115)	22,015,115	22,015,115

Total Investments | 103.4%
(Identified cost $471,422,861) (b)		$550,971,644

Liabilities in Excess of Cash and Other Assets | (3.4)%		(17,961,297)

Net Assets | 100.0%		$533,010,347

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 17

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 91.6%

Argentina | 1.5%
YPF Sociedad Anonima Sponsored ADR	317,134	$14,286,887

Brazil | 18.6%
Banco do Brasil SA	2,117,866	37,997,147
CCR SA	275,000	8,184,891
Cielo SA	1,267,920	31,684,798
Companhia Siderurgica Nacional SA Sponsored ADR	1,155,300	14,395,038
Natura Cosmeticos SA	572,800	14,314,036
Redecard SA	2,156,057	32,493,167
Souza Cruz SA	875,555	11,141,846
Vale SA Sponsored ADR	922,300	29,467,485

		179,678,408

Canada | 1.9%
First Quantum Minerals, Ltd.	125,200	18,254,574

China | 2.3%
China Construction Bank Corp., Class H	10,711,390	8,892,090
NetEase.com, Inc. Sponsored ADR (a)	119,500	5,388,255
Weichai Power Co., Ltd., Class H	1,395,000	8,147,674

		22,428,019

Egypt | 2.8%
Commercial International Bank
Egypt SAE	2,063,311	10,364,089
Eastern Co. SAE	161,968	2,852,113
Egyptian Co. for Mobile Services	120,465	2,584,290
Orascom Construction Industries	244,527	10,988,044

		26,788,536

France | 0.7%
CFAO SA	146,959	6,367,803

Hong Kong | 0.7%
Huabao International Holdings, Ltd.	7,465,000	6,801,451

Hungary | 1.0%
OTP Bank PLC	301,740	9,820,692

Description	Shares	Value

India | 6.5%
Bank of India	926,072	$8,572,420
Bharat Heavy Electricals, Ltd.	393,993	18,066,257
Infosys, Ltd. Sponsored ADR	93,600	6,105,528
Jindal Steel & Power, Ltd.	754,658	10,925,047
Punjab National Bank, Ltd.	803,540	19,503,180

		63,172,432

Indonesia | 6.3%
PT Bank Mandiri Tbk	10,936,429	9,182,239
PT Perusahaan Gas Negara (Persero) Tbk	15,229,000	7,147,889
PT Semen Gresik (Persero) Tbk	7,825,400	8,760,287
PT Tambang Batubara Bukit Asam Tbk	2,937,000	7,123,736
PT Telekomunikasi Indonesia Tbk Sponsored ADR	554,700	19,137,150
PT United Tractors Tbk	3,242,040	9,413,655

		60,764,956

Malaysia | 0.5%
British American Tobacco Malaysia Berhad	335,000	5,181,156

Mexico | 5.2%
America Movil SAB de CV ADR, Series L	248,500	13,389,180
Desarrolladora Homex SAB de CV ADR (a)	170,990	4,314,078
Grupo Mexico SAB de CV, Series B	5,051,354	16,678,938
Grupo Televisa SA Sponsored ADR	383,800	9,441,480
Kimberly-Clark de Mexico SAB de CV, Series A	980,000	6,444,890

		50,268,566

Pakistan | 1.2%
Oil & Gas Development Co., Ltd.	2,947,300	5,245,282
Pakistan Petroleum, Ltd.	2,617,244	6,309,455

		11,554,737

Philippines | 1.9%
Philippine Long Distance Telephone Co. Sponsored ADR	330,300	17,849,412

Russia | 5.0%
Magnit OJSC Sponsored GDR (c)	236,375	6,367,399
Mobile TeleSystems OJSC Sponsored ADR	917,000	17,441,340
Oriflame Cosmetics SA SDR	150,698	7,416,728
TNK-BP Holding	2,240,808	6,834,464
Uralkali Sponsored GDR (c)	232,586	10,466,370

		48,526,301

The accompanying notes are an integral part of these financial statements.

18 Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

South Africa | 10.4%
Bidvest Group, Ltd.	573,981	$12,775,317
Kumba Iron Ore, Ltd.	181,244	12,973,187
Massmart Holdings, Ltd.	203,205	4,201,257
Murray & Roberts Holdings, Ltd.	1,420,919	6,304,175
Nedbank Group, Ltd.	409,135	8,864,249
Pretoria Portland Cement Co., Ltd.	1,778,693	7,049,746
Sanlam, Ltd.	2,060,297	8,397,436
Shoprite Holdings, Ltd.	767,046	11,548,002
Standard Bank Group, Ltd.	524,786	7,758,712
Tiger Brands, Ltd.	311,941	9,111,235
Truworths International, Ltd.	1,029,068	11,153,893

		100,137,209

South Korea | 12.0%
Hite Brewery Co., Ltd.	40,895	4,290,020
Hyundai Mobis	27,454	10,285,768
KB Financial Group, Inc.	147,400	6,972,041
Korea Life Insurance Co., Ltd.	1,811,822	13,134,925
KT&G Corp.	264,200	16,431,302
NHN Corp. (a)	70,304	12,445,517
Samsung Electronics Co., Ltd.	20,718	16,028,725
Samsung Electronics Co., Ltd. GDR (c)	1	388
Shinhan Financial Group Co., Ltd.	556,601	26,535,841
Woongjin Coway Co., Ltd.	276,586	9,844,301

		115,968,828

Taiwan | 5.1%
Delta Electronics, Inc.	1,597,000	5,865,702
Hon Hai Precision Industry Co., Ltd.	3,379,959	11,590,717
HTC Corp.	200,385	6,739,148
MediaTek, Inc.	1,040,675	11,304,006
Taiwan Semiconductor Manufacturing Co., Ltd.	5,435,642	13,663,145

		49,162,718

Thailand | 2.6%
Banpu Public Co. Ltd.	484,000	11,278,893
Kasikornbank Public Co. Ltd.	1,558,800	6,341,741
PTT Exploration & Production Public Co. Ltd.	105,800	585,387
Siam Cement Public Co. Ltd.	534,800	7,101,657

		25,307,678

Description	Shares	Value

Turkey | 5.4%
Akbank TAS	1,800,250	$8,319,085
Koc Holding AS	1,796,622	7,726,692
Turkcell Iletisim Hizmetleri AS (a)	3,036,917	16,316,646
Turkiye Is Bankasi AS, C Shares	6,448,502	19,786,531

		52,148,954

Total Common Stocks (Identified cost $763,782,915)		884,469,317

Preferred Stocks | 4.0%

Brazil | 4.0%
Companhia de Bebidas das Americas SA Sponsored ADR	382,400	12,898,352
Companhia Energetica de Minas Gerais SA Sponsored ADR	670,810	13,845,519
Ultrapar Participacoes SA	90,700	1,606,930
Usinas Siderurgicas de Minas Gerais SA, A Shares	1,067,100	9,367,424
Vale Fertilizantes SA	63,900	966,699

		38,684,924

Total Preferred Stocks (Identified cost $37,428,666)		38,684,924

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund (Identified cost $35,948,912)	35,948,912	35,948,912

Total Investments | 99.3% (Identified cost $837,160,493) (b)		$959,103,153

Cash and Other Assets in Excess of Liabilities | 0.7%		6,739,474

Net Assets | 100.0%		$965,842,627

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 19

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2011 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

Retirement U.S. Strategic Equity	$5,831,667	$1,078,943	$111,270	$967,673
Retirement U.S. Small-Mid Cap Equity	135,580,626	24,895,463	2,762,101	22,133,362
Retirement International Equity	471,422,861	84,761,506	5,212,723	79,548,783
Retirement Emerging Markets Equity	837,160,493	153,419,513	31,476,853	121,942,660

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2011, these securities amounted to 1.0% and 1.7% of net assets of Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio, respectively, and are considered to be liquid.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

20 Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Agriculture	1.0%	1.2%
Alcohol & Tobacco	5.5	5.5
Automotive	5.9	—
Banking	10.9	16.8
Building Materials	—	0.7
Commercial Services	4.9	4.4
Computer Software	1.1	1.8
Construction & Engineering	—	1.8
Consumer Products	—	4.0
Diversified	—	2.1
Electric	0.9	1.4
Energy Exploration & Production	0.8	1.3
Energy Integrated	5.9	4.1
Energy Services	2.2	—
Financial Services	3.7	7.0
Food & Beverages	3.8	0.9
Forest & Paper Products	1.4	0.7
Gas Utilities	—	0.9
Housing	5.9	2.1
Insurance	5.5	1.4
Leisure & Entertainment	1.7	1.0
Manufacturing	5.0	4.8
Metals & Mining	4.4	11.6
Pharmaceutical & Biotechnology	9.7	—
Real Estate	1.1	—
Retail	6.0	3.0
Semiconductors & Components	3.0	4.8
Technology	1.6	0.6
Technology Hardware	—	1.9
Telecommunications	5.8	9.0
Transportation	1.6	0.8

Subtotal	99.3	95.6
Short-Term Investments	4.1	3.7

Total Investments	103.4%	99.3%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 21

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2011	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$6,799,340	$157,713,988	$550,971,644	$959,103,153
Foreign currency	—	—	602,470	3,307,710
Receivables for:
Capital stock sold	14,835	28,053,645	668,876	2,553,477
Dividends and interest	4,072	120,154	1,302,916	4,778,616
Investments sold	8,805	1,527,506	6,301	473,934
Amount due from Investment Manager (Note 3)	7,222	—	—	—

Total assets	6,834,274	187,415,293	553,552,207	970,216,890

LIABILITIES
Payables for:
Management fees	—	93,533	326,610	777,094
Accrued distribution fees	1,354	30,763	106,025	128,378
Accrued directors’ fees	42	1,053	3,279	5,812
Capital stock redeemed	3,088	80,316	13,265,149	1,096,218
Investments purchased	2,800	2,110,651	6,746,104	2,100,998
Other accrued expenses and payables	35,742	53,311	94,693	265,763

Total liabilities	43,026	2,369,627	20,541,860	4,374,263

Net assets	$6,791,248	$185,045,666	$533,010,347	$965,842,627

NET ASSETS
Paid in capital	$6,633,970	$144,864,832	$533,577,137	$852,106,753
Undistributed net investment income (loss)	40,083	(223,735)	9,037,008	13,949,497
Accumulated undistributed net realized gain (loss)	(850,478)	18,271,207	(89,161,266)	(22,231,493)
Net unrealized appreciation on:
Investments	967,673	22,133,362	79,548,783	121,935,541
Foreign currency	—	—	8,685	82,329

Net assets	$6,791,248	$185,045,666	$533,010,347	$965,842,627

Service Shares
Net assets	$6,791,248	$185,045,666	$533,010,347	$652,790,682
Shares of capital stock outstanding*	700,558	15,852,775	48,742,186	28,123,031
Net asset value, offering and redemption price per share	$9.69	$11.67	$10.94	$23.21
Investor Shares
Net assets	—	—	—	$313,051,945
Shares of capital stock outstanding*	—	—	—	13,563,897
Net asset value, offering and redemption price per share	—	—	—	$23.08

Cost of investments in securities	$5,831,667	$135,580,626	$471,422,861	$837,160,493
Cost of foreign currency	—	—	$599,934	$3,238,291

* $0.001 par value 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22 Semi-Annual Report

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2011	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Investment Income

Income
Dividends	$61,563	$668,800	$10,326,942	$18,636,343
Interest	15	511	1,732	2,996

Total investment income*	61,578	669,311	10,328,674	18,639,339

Expenses
Management fees (Note 3)	23,118	578,172	1,898,523	4,609,926
Distribution fees (Service Shares)	8,257	192,724	632,841	756,262
Custodian fees	25,106	32,059	126,237	566,601
Administration fees	21,813	36,494	71,703	113,274
Professional services	16,302	24,925	43,883	68,045
Shareholders’ reports	6,991	16,078	24,647	42,403
Shareholders’ services	6,849	7,611	8,774	16,713
Directors’ fees and expenses	95	2,292	7,256	13,097
Other	1,164	2,691	6,215	10,396

Total gross expenses	109,695	893,046	2,820,079	6,196,717

Management fees waived and expenses reimbursed	(67,294)	—	—	—
Administration fees waived	(9,375)	—	—	—
Expense reductions (Note 2(g))	—	—	—	(35)

Total net expenses	33,026	893,046	2,820,079	6,196,682

Net investment income (loss)	28,552	(223,735)	7,508,595	12,442,657

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	324,938	15,399,014	11,841,765	38,166,198
Foreign currency	—	—	80,740	(254,361)
Net change in unrealized appreciation (depreciation) on:
Investments†	(14,890)	(6,512,152)	12,046,816	(55,826,757)
Foreign currency	—	—	(29,263)	82,367

Net realized and unrealized gain (loss) on investments and foreign currency	310,048	8,886,862	23,940,058	(17,832,553)

Net increase (decrease) in net assets resulting from operations	$338,600	$8,663,127	$31,448,653	$(5,389,896)

* Net of foreign withholding taxes of	$—	$—	$858,474	$1,669,907

** Net of foreign capital gains taxes of	$—	$—	$—	$28

† Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$1,117,555

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 23

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase in Net Assets

Operations
Net investment income (loss)	$28,552	$37,235	$(223,735)	$407,052
Net realized gain on investments	324,938	414,434	15,399,014	23,617,156
Net change in unrealized appreciation (depreciation) on investments	(14,890)	246,291	(6,512,152)	3,521,513

Net increase in net assets resulting from operations	338,600	697,960	8,663,127	27,545,721

Distributions to shareholders
Service Shares
From net investment income	—	(39,648)	—	(408,572)
From net realized gains	—	—	—	(11,603,165)

Net decrease in net assets resulting from distributions	—	(39,648)	—	(12,011,737)

Capital stock transactions
Service Shares
Net proceeds from sales	1,423,945	1,637,305	49,481,542	42,239,882
Net proceeds from reinvestment of distributions	—	39,648	—	12,011,737
Cost of shares redeemed	(1,143,364)	(1,527,855)	(19,742,750)	(66,963,260)

Net increase (decrease) in net assets from capital stock transactions	280,581	149,098	29,738,792	(12,711,641)

Total increase in net assets	619,181	807,410	38,401,919	2,822,343
Net assets at beginning of period	6,172,067	5,364,657	146,643,747	143,821,404

Net assets at end of period*	$6,791,248	$6,172,067	$185,045,666	$146,643,747

* Includes undistributed net investment income (loss) of	$40,083	$11,531	$(223,735)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	671,997	654,699	13,285,662	14,853,900

Shares sold	147,929	194,439	4,260,883	4,119,893
Shares issued to shareholders from reinvestment of distributions	—	4,512	—	1,085,071
Shares redeemed	(119,368)	(181,653)	(1,693,770)	(6,773,202)

Net increase (decrease)	28,561	17,298	2,567,113	(1,568,238)

Shares outstanding at end of period	700,558	671,997	15,852,775	13,285,662

The accompanying notes are an integral part of these financial statements.

24 Semi-Annual Report

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase in Net Assets

Operations
Net investment income	$7,508,595	$5,494,717	$12,442,657	$11,566,780
Net realized gain (loss) on investments	11,922,505	(6,479,105)	37,911,837	41,722,847
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,017,553	34,887,424	(55,744,390)	89,363,266

Net increase (decrease) in net assets resulting from operations	31,448,653	33,903,036	(5,389,896)	142,652,893

Distributions to shareholders
From net investment income
Service Shares	—	(5,831,608)	—	(6,122,781)
Investor Shares	—	—	—	(4,875,768)

Net decrease in net assets resulting from distributions	—	(5,831,608)	—	(10,998,549)

Capital stock transactions
Net proceeds from sales
Service Shares	79,361,962	168,354,826	148,023,088	241,679,378
Investor Shares	—	—	33,824,038	180,327,574
Net proceeds from reinvestment of distributions
Service Shares	—	5,831,608	—	6,122,781
Investor Shares	—	—	—	4,875,768
Cost of shares redeemed
Service Shares	(48,830,733)	(74,694,460)	(74,795,037)	(121,478,378)
Investor Shares	—	—	(57,577,376)	(58,900,881)

Net increase in net assets from capital stock transactions	30,531,229	99,491,974	49,474,713	252,626,242

Total increase in net assets	61,979,882	127,563,402	44,084,817	384,280,586
Net assets at beginning of period	471,030,465	343,467,063	921,757,810	537,477,224

Net assets at end of period*	$533,010,347	$471,030,465	$965,842,627	$921,757,810

* Includes undistributed net investment income of	$9,037,008	$1,528,413	$13,949,497	$1,506,840

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	45,824,607	35,197,641	24,938,452	19,101,582

Shares sold	7,465,386	17,863,719	6,473,888	11,494,698
Shares issued to shareholders from reinvestment of distributions	—	582,833	—	271,023
Shares redeemed	(4,547,807)	(7,819,586)	(3,289,309)	(5,928,851)

Net increase	2,917,579	10,626,966	3,184,579	5,836,870

Shares outstanding at end of period	48,742,186	45,824,607	28,123,031	24,938,452

Investor Shares
Shares outstanding at beginning of period			14,669,543	8,896,581

Shares sold			1,474,986	8,543,810
Shares issued to shareholders from reinvestment of distributions			—	218,823
Shares redeemed			(2,580,632)	(2,989,671)

Net increase (decrease)			(1,105,646)	5,772,962

Shares outstanding at end of period			13,563,897	14,669,543

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 25

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†
		Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Service Shares
Net asset value, beginning of period	$9.18	$8.19	$6.51	$10.17	$12.86	$11.02

Income (loss) from investment operations:
Net investment income	0.04	0.06	0.06	0.10	0.07	0.09
Net realized and unrealized gain (loss)	0.47	0.99	1.69	(3.69)	(0.14)	1.83

Total from investment operations	0.51	1.05	1.75	(3.59)	(0.07)	1.92

Less distributions from:
Net investment income	—	(0.06)	(0.07)	(0.07)	(0.15)	(0.08)
Net realized gains	—	—	—	—	(2.47)	—

Total distributions	—	(0.06)	(0.07)	(0.07)	(2.62)	(0.08)

Net asset value, end of period	$9.69	$9.18	$8.19	$6.51	$10.17	$12.86

Total Return (a)	5.56%	12.85%	26.84%	–35.28%	–0.95%	17.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,791	$6,172	$5,365	$3,312	$4,959	$5,078
Ratios to average net assets:
Net expenses (b)	1.00%	1.22%	1.25%	1.25%	1.25%	1.25%
Gross expenses (b)	3.32%	3.84%	4.67%	4.88%	4.21%	4.45%
Net investment income (b)	0.86%	0.68%	1.03%	1.27%	0.62%	0.68%
Portfolio turnover rate	20%	55%	79%	86%	101%	102%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†
		Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Service Shares
Net asset value, beginning of period	$11.04	$9.68	$6.34	$9.98	$17.31	$16.31

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	(0.01)	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	0.64	2.27	3.35	(3.63)	(0.87)	2.49

Total from investment operations	0.63	2.30	3.34	(3.64)	(0.89)	2.43

Less distributions from:
Net investment income	—	(0.03)	—	—	—	—
Net realized gains	—	(0.91)	—	—	(6.44)	(1.43)

Total distributions	—	(0.94)	—	—	(6.44)	(1.43)

Net asset value, end of period	$11.67	$11.04	$9.68	$6.34	$9.98	$17.31

Total Return (a)	5.71%	23.72%	52.68%	–36.47%	–7.20%	16.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$185,046	$146,644	$143,821	$34,969	$62,772	$82,514
Ratios to average net assets:
Net expenses (b)	1.16%	1.18%	1.25%	1.25%	1.25%	1.18%
Gross expenses (b)	1.16%	1.18%	1.31%	1.41%	1.33%	1.18%
Net investment income (loss) (b)	–0.29%	0.29%	–0.21%	–0.11%	–0.17%	–0.22%
Portfolio turnover rate	45%	122%	171%	139%	102%	87%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

26 Semi-Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†
		Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Service Shares
Net asset value, beginning of period	$10.28	$9.76	$8.23	$13.35	$14.89	$12.83

Income (loss) from investment operations:
Net investment income	0.15	0.12	0.16	0.21	0.19	0.21
Net realized and unrealized gain (loss)	0.51	0.53	1.60	(5.15)	1.24	2.61

Total from investment operations	0.66	0.65	1.76	(4.94)	1.43	2.82

Less distributions from:
Net investment income	—	(0.13)	(0.23)	(0.14)	(0.37)	(0.15)
Net realized gains	—	—	—	(0.04)	(2.60)	(0.61)

Total distributions	—	(0.13)	(0.23)	(0.18)	(2.97)	(0.76)

Net asset value, end of period	$10.94	$10.28	$9.76	$8.23	$13.35	$14.89

Total Return (a)	6.42%	6.72%	21.46%	–37.02%	10.78%	22.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$533,010	$471,030	$343,467	$284,140	$391,465	$308,693
Ratios to average net assets:
Net expenses (b)	1.11%	1.14%	1.17%	1.17%	1.18%	1.19%
Gross expenses (b)	1.11%	1.14%	1.17%	1.17%	1.18%	1.19%
Net investment income (b)	2.97%	1.41%	1.89%	2.15%	1.60%	1.51%
Portfolio turnover rate	21%	53%	104%	43%	48%	75%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 27

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†
		Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Service Shares
Net asset value, beginning of period	$23.33	$19.23	$11.59	$25.64	$22.69	$18.81

Income (loss) from investment operations:
Net investment income (a)	0.30	0.34	0.29	0.58	0.29	0.27
Net realized and unrealized gain (loss)	(0.42)	4.02	7.80	(12.77)	7.03	5.08

Total from investment operations	(0.12)	4.36	8.09	(12.19)	7.32	5.35

Less distributions from:
Net investment income	—	(0.26)	(0.45)	(0.47)	(0.30)	(0.10)
Net realized gains	—	—	—	(1.39)	(4.07)	(1.37)

Total distributions	—	(0.26)	(0.45)	(1.86)	(4.37)	(1.47)

Net asset value, end of period	$23.21	$23.33	$19.23	$11.59	$25.64	$22.69

Total Return (b)	–0.51%	22.69%	69.85%	–48.72%	33.30%	29.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$652,791	$581,859	$367,260	$168,787	$251,665	$129,306
Ratios to average net assets:
Net expenses (c)	1.43%	1.46%	1.56%	1.52%	1.57%	1.60%
Gross expenses (c)	1.43%	1.46%	1.56%	1.52%	1.57%	1.69%
Net investment income (c)	2.64%	1.66%	1.86%	2.81%	1.12%	1.30%
Portfolio turnover rate	14%	27%	51%	53%	52%	48%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	Year Ended				For the Period 5/1/06* to 12/31/06

		12/31/10	12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$23.17	$19.13	$11.55	$25.60	$22.71	$22.13

Income (loss) from investment operations:
Net investment income (a)	0.32	0.38	0.32	0.64	0.35	0.19
Net realized and unrealized gain (loss)	(0.41)	4.01	7.79	(12.78)	7.04	1.88

Total from investment operations	(0.09)	4.39	8.11	(12.14)	7.39	2.07

Less distributions from:
Net investment income	—	(0.35)	(0.53)	(0.52)	(0.43)	(0.12)
Net realized gains	—	—	—	(1.39)	(4.07)	(1.37)

Total distributions	—	(0.35)	(0.53)	(1.91)	(4.50)	(1.49)

Net asset value, end of period	$23.08	$23.17	$19.13	$11.55	$25.60	$22.71

Total Return (b)	–0.39%	23.05%	70.23%	–48.59%	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$313,052	$339,899	$170,217	$61,005	$145,530	$42,009
Ratios to average net assets:
Net expenses (c)	1.18%	1.21%	1.31%	1.28%	1.32%	1.35%
Gross expenses (c)	1.18%	1.21%	1.31%	1.28%	1.32%	1.54%
Net investment income (c)	2.82%	1.83%	2.03%	3.02%	1.34%	1.38%
Portfolio turnover rate	14%	27%	51%	53%	52%	48%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28 Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2011 (unaudited)

1. Organization
Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”). Each of the other eight Portfolios had not commenced operations as of June 30, 2011.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Investments in money market funds are valued at the fund’s net asset value.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

Semi-Annual Report 29

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2010, the Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017	Expiring 2018

U.S. Strategic Equity	$406,197	$683,170	$—
U.S. Small-Mid Cap Equity	—	—	—
International Equity	6,022,728	71,571,550	7,205,218
Emerging Markets Equity	—	48,721,785	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, International Equity Portfolio elected to defer net capital losses of $5,649,194 arising between November 1, 2010 and December 31, 2010.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carry-forwards may now expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

30 Semi-Annual Report

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.70%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.00%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the period ended June 30, 2011, the Investment Manager waived its management fee and reimbursed the U.S. Strategic Equity Portfolio $67,294 for other expenses.

The Fund has entered into an administrative agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

Semi-Annual Report 31

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2011 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$1,604,448	$1,315,230
U.S. Small-Mid Cap Equity	68,737,993	74,089,249
International Equity	155,516,129	100,916,491
Emerging Markets Equity	192,060,705	124,301,859

For the period ended June 30, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that

32 Semi-Annual Report

is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

U.S. Strategic Equity Portfolio

Common Stocks	$6,589,706	$—	$—	$6,589,706
Preferred Stock	—	—	38,754	38,754
Short-Term
Investment	—	170,880	—	170,880

Total	$6,589,706	$170,880	$38,754	$6,799,340

U.S. Small-Mid Cap Equity Portfolio

Common Stocks	$148,926,366	$—	$—	$148,926,366
Preferred Stock	—	—	1,057,340	1,057,340
Short-Term
Investment	—	7,730,282	—	7,730,282

Total	$148,926,366	$7,730,282	$1,057,340	$157,713,988

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

International Equity Portfolio

Common Stocks	$528,956,529	$—	$—	$528,956,529
Short-Term
Investment	—	22,015,115	—	22,015,115

Total	$528,956,529	$22,015,115	$—	$550,971,644

Emerging Markets Equity Portfolio

Common Stocks	$884,469,317	$—	$—	$884,469,317
Preferred Stocks	38,684,924	—	—	38,684,924
Short-Term
Investment	—	35,948,912	—	35,948,912

Total	$923,154,241	$35,948,912	$—	$959,103,153

The preferred stock included in Level 3 was valued by reference to comparable entities and evaluation of fundamental data relating to the issuer.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the International Equity and Emerging Markets Equity Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2 or 3 as of June 30, 2011.

For further information regarding security characteristics see Portfolios of Investments.

Semi-Annual Report 33

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of June 30, 2011	Net Change in Unrealized Appreciation from Investments Still Held at June 30, 2011

U.S. Strategic Equity Portfolio
Preferred Stock	$31,701	$—	$—	$7,053	$—	$—	$—	$—	$38,754	$7,053

U.S. Small-Mid Cap Equity Portfolio
Preferred Stock	$864,900	$—	$—	$192,440	$—	$—	$—	$—	$1,057,340	$192,440

9. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that would require disclosure.

34 Semi-Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Kenneth S. Davidson (66)(3)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - present)

Nancy A. Eckl (48)	Director (May 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Lester Z. Lieberman (81)	Director (April 1997)	Private Investor

Leon M. Pollack (70)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (67)	Director (April 1997)	Georgica Advisors LLC, and investment manager, Chairman (1997 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Robert M. Solmson (63)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Directors(4):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

Semi-Annual Report 35

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2011, 23 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

36 Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (38)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report 37

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on May 31 and June 1, 2011, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 23 active funds comprises approximately $21.7 billion of the nearly $145 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2011). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels, the relationships with various intermediaries, marketing activities on behalf of the Portfolios and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $21.7 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2011) information prepared by Lipper, noting the limitations of certain Lipper comparison groups (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons include administrative fees (which, for the Portfolios, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed

38 Semi-Annual Report

fees were not material relative to the Portfolios’ management fees, but could affect management fee quintile rankings if included in Lipper’s analysis.

In reviewing Lipper’s analysis (which was for the Service shares class of all Portfolios except for the Emerging Markets Equity Portfolio, which has both Service and Investor class shares), it was noted that, except for Global Listed Infrastructure and Capital Allocator Opportunistic Strategies Portfolios (which are not active Portfolios), contractual management fees are approximately at or lower than each Portfolio’s relevant Group median. They also noted that, except for Global Listed Infrastructure, International Strategic Equity and Capital Allocator Opportunistic Strategies Portfolios (which are not active Portfolios), expense ratios were within the range of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. The Directors noted that, as discussed below, the Portfolios’ investment returns were variously above, at or below the median ranges of the relevant Group and/or

Lipper universe (“Universe”) over measurement periods up to ten years through March 31, 2011.

The Directors noted that performance of U.S. Strategic Equity Portfolio was above or at the Group median in half of the periods; U.S. Small-Mid Cap Equity Portfolio was ranked first in the Group for all periods; International Equity Portfolio was below the Group and Universe medians for all periods; and Emerging Markets Equity Portfolio was above or at the Group and Universe medians for all periods except for the one-year period ended March 31, 2011.

The Directors had received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2010 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

Semi-Annual Report 39

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $145 billion global asset management business.

•

The Board was generally satisfied with the overall performance of the Portfolios, but would continue to monitor performance of the Portfolios with performance that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

40 Semi-Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2011 Lazard Asset Management LLC

6/11 LZDPS010

ITEM 2.     CODE OF ETHICS.

                  Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.     INVESTMENTS

                  Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                   There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2011

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	September 1, 2011